UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

52 South Broad Street
Norwich, New York 13815
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Scott A. Kingsley Employment Agreement

On May 21, 2024, NBT Bancorp Inc. (the “Company”) entered into an employment agreement (the “Kingsley Employment Agreement”) with Scott A. Kingsley in connection with Mr. Kingsley’s previously disclosed appointment as President and Chief Executive Officer of the Company and as Chief Executive Officer of NBT Bank, N.A. (the “Bank”). The Kingsley Employment Agreement will terminate upon the earliest to occur of Mr. Kingsley’s death, “Disability” (as defined in the Kingsley Employment Agreement), discharge for “Cause”(as defined in the Kingsley Employment Agreement), resignation for “Good Reason” (as defined in the Kingsley Employment Agreement), resignation other than for “Good Reason”), termination “without Cause” (as defined in the Kingsley Employment Agreement), or January 1, 2025. On December 31, 2024 and on each December 31 thereafter, the term of the Kingsley Employment Agreement will automatically extend for one additional year unless either the Company or Mr. Kingsley provides notice of non-renewal at least ninety (90) days prior to the applicable renewal date.

Mr. Kingsley’s annual base salary will be $800,000 and will be subject to annual adjustments, but in no case will his salary be less than $800,000. In addition to an annual base salary, the Kingsley Employment Agreement provides that Mr. Kingsley will be eligible to be considered for a performance bonus commensurate with his title and salary grade in accordance with the compensation policies of the Company and provides for the ability to participate in stock benefit plans, employee benefit plans, and other fringe benefits applicable to executive personnel.

The Kingsley Employment Agreement also (i) sets forth Mr. Kingsley’s right to severance payments and/or benefits upon his termination of employment and (ii) contains customary non-competition and non-solicitation covenants that apply during the term and until the second anniversary of the expiration or termination of Mr. Kingsley’s employment.

The foregoing description of the Kingsley Employment Agreement is not complete and is qualified in its entirety by reference to the Kingsley Employment Agreement, a copy of which is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Scott A. Kingsley Supplemental Retirement Agreement

Also on May 21, 2024, the Company entered into a Supplemental Retirement Agreement (the “Kingsley SERP”) with Mr. Kingsley to provide Mr. Kingsley with supplemental retirement benefits. The Kingsley SERP provides  Mr. Kingsley with an annual supplemental benefit at normal retirement equal to the difference between (1) the annual amount of Mr. Kingsley’s benefit under the Company’s Defined Benefit Pension Plan (the “Pension Plan”), calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), plus the annual benefit that could be provided by contributions by the Company and the Bank (other than Mr. Kingsley’s elective deferrals) to the Company’s 401(k) Plan & Employee Stock Ownership Plan (the “401(k) Plan & ESOP”) and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Code and using the actuarial assumptions set out in the Pension Plan, with the exception of a white collar adjustment to the mortality tables and (2) the annual amount of Mr. Kingsley’s benefit under the Pension Plan and the 401(k) Plan & ESOP, each calculated giving effect to limitations and restrictions imposed by the Code.

Certain survivor benefits are provided in the event Mr. Kingsley dies leaving a surviving spouse. Except in the case of death, payment of benefits will commence upon the first day of the month after Mr. Kingsley attains age 65. The Kingsley SERP will at all times be unfunded except that, in the event of a change in control, the Company will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the Kingsley SERP.

The foregoing description of the Kingsley SERP is not complete and is qualified in its entirety by reference to the Kingsley SERP, a copy of which is filed as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

Annette L. Burns Employment Agreement

On May 21, 2024, the Company entered into an employment agreement (the “Burns Employment Agreement”) with Annette L. Burns in connection with Ms. Burns’ previously disclosed appointment as Executive Vice President and Chief Financial Officer of the Company and the Bank. The Burns Employment Agreement will terminate upon the earliest to occur of Ms. Burns’ death, “Disability” (as defined in the Burns Employment Agreement), discharge for “Cause” (as defined in the Burns Employment Agreement), resignation for “Good Reason” (as defined in the Burns Employment Agreement), resignation other than for “Good Reason”), termination “without Cause” (as defined in the Burns Employment Agreement), or January 1, 2025. On December 31, 2024 and on each December 31 thereafter, the term of the Burns Employment Agreement will automatically extend for one additional year unless either the Company or Ms. Burns provides notice of non-renewal at least ninety (90) days prior to the applicable renewal date.

Ms. Burns’ annual base salary will be $400,000 and will be subject to annual adjustments, but in no case will his salary be less than $400,000. In addition to an annual base salary, the Burns Employment Agreement provides that Ms. Burns will be eligible to be considered for a performance bonus commensurate with her title and salary grade in accordance with the compensation policies of the Company and provides for the ability to participate in stock benefit plans, employee benefit plans, and other fringe benefits applicable to executive personnel.

The Burns Employment Agreement also (i) sets forth Ms. Burns’ right to severance payments and/or benefits upon his termination of employment and (ii) contains customary non-competition and non-solicitation covenants that apply during the term and until the second anniversary of the expiration or termination of Mr. Burns’ employment.

The foregoing description of the Burns Employment Agreement is not complete and is qualified in its entirety by reference to the Burns Employment Agreement, a copy of which is filed as Exhibit 10.3 hereto and the terms of which are incorporated herein by reference.

Joseph R. Stagliano Employment Agreement

On May 21, 2024, the Company entered into an employment agreement (the “Stagliano Employment Agreement”) with Joseph R. Stagliano in connection with Mr. Stagliano’s previously disclosed appointment as Senior Executive Vice President of the Company and President of the Bank. The Stagliano Employment Agreement will terminate upon the earliest to occur of Mr. Stagliano’s death, “Disability” (as defined in the Stagliano Employment Agreement), discharge for “Cause”(as defined in the Stagliano Employment Agreement), resignation for “Good Reason” (as defined in the Stagliano Employment Agreement), resignation other than for “Good Reason”), termination “without Cause” (as defined in the Stagliano Employment Agreement), or January 1, 2025. On December 31, 2024 and on each December 31 thereafter, the term of the Stagliano Employment Agreement will automatically extend for one additional year unless either the Company or Mr. Stagliano provides notice of non-renewal at least ninety (90) days prior to the applicable renewal date.

Mr. Stagliano’s annual base salary will be $530,000 and will be subject to annual adjustments, but in no case will his salary be less than $530,000. In addition to an annual base salary, the Stagliano Employment Agreement provides that Mr. Stagliano will be eligible to be considered for a performance bonus commensurate with his title and salary grade in accordance with the compensation policies of the Company and provides for the ability to participate in stock benefit plans, employee benefit plans, and other fringe benefits applicable to executive personnel.

The Stagliano Employment Agreement also (i) sets forth Mr. Stagliano’s right to severance payments and/or benefits upon his termination of employment and (ii) contains customary non-competition and non-solicitation covenants that apply during the term and until the second anniversary of the expiration or termination of Mr. Stagliano’s employment.

The foregoing description of the Stagliano Employment Agreement is not complete and is qualified in its entirety by reference to the Stagliano Employment Agreement, a copy of which is filed as Exhibit 10.4 hereto and the terms of which are incorporated herein by reference.

John H. Watt, Jr. Transition Compensation Arrangements

In connection with John H. Watt, Jr.’s transition from his role as President and Chief Executive officer of the Company and of the Bank to an advisor to the Company and as a result of the termination of Mr. Watt’s employment agreement on May 21, 2024, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved new compensation and benefits arrangements for Mr. Watt. From the period beginning May 21, 2024 and ending January 31, 2025, the date Mr. Watt will retire from the Company (the “Transition Period”), Mr. Watt will be entitled to a base salary at an annualized rate of $440,000 and, as a full-time employee of the Company through the end of the Transition Period, will be entitle to all benefits for which he is eligible. Mr. Watt’s eligibility for benefits given to executives of the Company expired on May 21, 2024.

On May 21, 2024, the Company and the Bank entered into an amendment to Mr. Watt’s Split-Dollar Agreement (the “Split-Dollar Amendment”). Pursuant to the terms of the Split-Dollar Amendment, the portion of the split-dollar life insurance proceeds payable to Mr. Watt’s beneficiary upon his death was increased to $1,000,000.

Also on May 21, 2024, the Company entered into an amendment to Mr. Watt’s Supplemental Retirement Agreement (the “SERP Amendment”). Pursuant to the terms of the SERP Amendment, the monthly retirement income benefit payable to Mr. Watt under the SERP was increased by $6,824.06.

The foregoing descriptions of the Split-Dollar Amendment and the SERP Amendment are not complete and are qualified in their entirety by reference to the Split-Dollar Amendment and the SERP Amendment, copies of which are filed as Exhibits 10.5 and 10.6 hereto, respectively, and the terms of which are incorporated herein by reference.

A copy of the press release announcing Mr. Watt’s transition and the appointment of Mr. Kingsley, Mr. Stagliano and Ms. Burns is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 21, 2024, the Company held the Annual Meeting at which (i) directors were elected, (ii) the compensation of the Company’s named executive officers was approved in a non-binding, advisory vote, (iii) the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (“2024 Plan”) was approved and (iv) the appointment of KPMG LLP (“KMPG”), the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2024 was ratified. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 6, 2024. The final results for the votes regarding each proposal are set forth below.

Election of Directors

The following persons were duly elected as directors of the Company until the 2025 Annual Meeting of Stockholders or until their success are duly elected and qualified: Martin A. Dietrich, John H. Watt, Jr., Scott A. Kingsley, Richard J. Cantele, Jr., Johanna R. Ames, J. David Brown, Timothy E. Delaney, Heidi M. Hoeller, Andrew S. Kowalczyk, III, V. Daniel Robinson, II, Matthew J. Salanger, Lowell A. Seifter and Jack H. Webb. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Martin A. Dietrich	30,434,897	629,801	81,469	5,907,159
John H. Watt, Jr.	30,677,395	435,622	33,150	5,907,159
Scott A. Kingsley	30,602,176	390,277	153,714	5,907,159
Richard J. Cantele, Jr.	30,165,153	907,549	73,465	5,907,159
Johanna R. Ames	30,639,916	468,555	37,696	5,907,159
J. David Brown	30,855,494	237,070	53,603	5,907,159
Timothy E. Delaney	30,474,108	628,154	43,905	5,907,159
Heidi M. Hoeller	30,767,692	203,082	175,393	5,907,159
Andrew S. Kowalczyk, III	30,651,356	445,087	49,724	5,907,159
V. Daniel Robinson, II	28,724,834	2,262,084	159,249	5,907,159
Matthew J. Salanger	30,516,527	469,309	160,331	5,907,159
Lowell A. Seifter	30,350,975	635,055	160,137	5,907,159
Jack H. Webb	30,490,799	610,867	44,501	5,907,159

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,948,123	1,033,808	164,236	5,907,159

Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan

At the Annual Meeting, the Company’s stockholders approved the 2024 Plan, as described above in Item 5.02 of this Current Report on Form 8-K. The table below sets forth the voting results for this proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,711,919	1,301,759	132,489	5,907,159

Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
36,555,191	460,093	38,042

Item 7.01	Regulation FD Disclosure.

On May 21, 2024, NBT approved a second-quarter 2024 cash dividend of $0.32 per share. The dividend will be paid on June 17, 2024 to shareholders of record on June 3, 2024. That press release is furnished as Exhibit 99.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement, dated May 21, 2024, by and between Scott A. Kingsley and NBT Bancorp Inc.
10.2	Supplemental Retirement Agreement, dated May 21, 2024, between NBT Bancorp Inc. and Scott A. Kingsley
10.3	Employment Agreement, dated May 21, 2024, by and between Annette L. Burns and NBT Bancorp Inc.
10.4	Employment Agreement, dated May 21, 2024, by and between Joseph R. Stagliano and NBT Bancorp Inc.
10.5	First Amendment to Split-Dollar Agreement, dated May 21, 2024, by and among NBT Bancorp Inc., NBT Bank, N.A. and John H. Watt, Jr.
10.6	Amendment to NBT Bancorp Inc. Supplemental Executive Retirement Plan and Supplemental Retirement Agreement for John H. Watt, Jr., dated May 21, 2024, between NBT Bancorp Inc. and John H. Watt, Jr.
99.1	Press Release of NBT Bancorp Inc., dated May 21, 2024
99.2	Press Release of NBT Bancorp Inc., dated May 21 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 22, 2024	By:	/s/ Annette L. Burns
Annette L. Burns
Executive Vice President and Chief Financial Officer